Exhibit 10.1


                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

     This Eighth Amendment (the "Amendment") dated as of September 26, 2001, is between Bank of America, N.A. (the "Bank"), formerly known as Bank of America National Trust and Savings Association, and U.S. Home & Garden Inc. (the "Borrower").

                                    RECITALS

     A. The Bank and the Borrower entered into a certain Credit Agreement as of October 12, 1998, as previously amended (the "Agreement").

     B. The Bank and the Borrower desire to further amend the Agreement.

                                    AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2. Amendment. The Agreement is hereby amended as follows:

          2.1 In Section 1.1, the following definitions are hereby amended and restated in their entirety as follows:

               "Facility 2  Commitment"  means the agreement of the Bank to lend under Section 2.1(b) in an aggregate amount at any time outstanding not exceeding $10,000,000, less the cumulative amounts of all reductions in the Facility 2 Commitment pursuant to Section 2.5.

               "Revolving Termination Date" means the earlier to occur of:

                    (a) May 15,  2001,  in the case of the  Facility 1 Loans and
               October 31, 2001, in the case of the Facility 2 Loans, and

                    (b) the date on which the Commitments otherwise terminate in accordance with the provisions of this Agreement.

          2.2 Section 1.1 is hereby further amended to add the definition of "Eighth Amendment Agreement," to be inserted in appropriate alphabetical order, as follows:

               "Eighth Amendment Agreement" means that certain Eighth Amendment and Waiver, dated as of September 26, 2001, between Bank and Borrower.

     3. Effect. Except as specifically set forth herein, this Agreement does not limit, modify, amend, waive, grant any consent with respect to, or otherwise affect (a) any right, power or remedy of the Bank under the Credit Agreement or any other Loan Document, (b) any provision of the Credit Agreement or any other Loan Documents all of which shall remain in full force and effect and are hereby ratified and confirmed.

     4. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or


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action by, any Person  (including  any  Governmental  Authority)  in order to be
effective  and   enforceable.   The  Agreement  as  amended  by  this  Amendment
constitutes  the  legal,   valid  and  binding   obligations  of  the  Borrower,
enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     5. Amendment Fees. On or before the Effective Date, Borrower shall pay to Bank an amendment fee (the "Amendment Fee") in the amount of $25,000 in connection with this Amendment. The Amendment Fee is fully earned and non-refundable, without regard to whether this Amendment becomes otherwise effective.

     6. Effective Date. This Amendment will be effective on the date that all conditions set forth below are satisfied:

          6.1 Receipt by Bank of a duly executed original of this Amendment signed by Borrower and of counterparts to the Reaffirmation of Guarantors appended hereto signed by each of the Guarantors.

          6.2 Receipt by Bank of the Amendment Fee.

          6.3 Receipt by Bank of all documents it may reasonably request relating to the existence of Borrower and each Guarantor, the corporate authority for and the validity of this Amendment, the Loan Documents, and any other agreements, documents, instruments, or matters relevant hereto, all in form and substance satisfactory to Bank.

     7. Reservation of Rights. The Borrower acknowledges and agrees that the execution by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to execute similar waivers under the same or similar circumstances in the future.

     8. Indemnity. As additional consideration for Bank entering into this Amendment, Borrower shall indemnify, exonerate, pay, and hold each Indemnified Party (as hereinafter defined) harmless from any and all claims, demands, grievances, liabilities, debts, accounts, obligations, costs, expenses, liens, rights, actions, and causes of action, of every kind and nature whatsoever (including fees and expenses of counsel to any Indemnified Party in connection with any investigative, administrative, or judicial proceeding, irrespective of whether such Indemnified Party shall be designated a party thereto), other than those arising as a result of the gross negligence or willful misconduct of any Indemnified Party, which may be imposed on, incurred by, or asserted against such Indemnified Party in any manner relating to or arising out of or in connection with this Amendment or any of the Loan Documents, or any of the transactions contemplated by any of the foregoing. As used in this Amendment, the term "Indemnified Parties" means, collectively, Bank and its affiliated corporations, and all of its current and former directors, officers, agents, employees, shareholders, and attorneys, and all of their respective successors and assigns.

     9. Release by Borrower.

          9.1 No Present Claims. Borrower acknowledges and agrees that: (i) Borrower has no claim or cause of action against any Indemnified Party;
     (ii) Borrower has no offset right, counterclaim, or defense of any kind against any of the Indebtedness;


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     and (iii) each  Indemnified  Party has  heretofore  properly  performed and satisfied in a timely manner any and all of such Indemnified Party's obligations, if any, to Borrower. Bank desires, and Borrower agrees, to eliminate any possibility that any past conditions, acts, omissions, events, circumstances, or matters would impair or otherwise adversely affect any of Bank's rights, interests, collateral security, or remedies. Therefore, Borrower, on behalf of Borrower and all successors and assigns of Borrower and any and all other parties claiming rights through Borrower, unconditionally releases, acquits, and forever discharges each and every Indemnified Party from: (1) any and all liabilities, obligations, duties, or indebtedness of any of the Indemnified Parties to Borrower, whether known or unknown, arising prior to the date hereof, and (2) any and all claims, offsets, causes of action, suits, or defenses, whether known or unknown, which Borrower might otherwise have against any of the Indemnified Parties on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance, or matter of any kind which existed, arose or occurred at any time prior to the date hereof. As further consideration for the above release, Borrower specifically agrees, represents, and warrants that the matters released herein are not limited to matters which are known or disclosed, and Borrower hereby waives any and all rights and benefits which Borrower now has, or in the future may have, conferred upon Borrower by virtue of the provisions of Section 1542 of the Civil Code of the State of California which provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM
          MUST  HAVE  MATERIALLY  AFFECTED  HIS  SETTLEMENT  WITH  THE
          DEBTOR.

          9.2 Waiver of Unknown Claims. Borrower is aware that Borrower may later discover facts in addition to or different from those which Borrower now knows or believes to be true with respect to the releases given herein, and that it is nevertheless Borrower's intention to settle, release, and discharge fully, finally, and forever all of these matters, known or unknown, suspected or unsuspected, which previously existed, now exist, or may exist. In furtherance of such intention, Borrower specifically acknowledges and agrees that the releases given in this Amendment shall be and shall remain in effect as full and complete releases of the matters being released, notwithstanding the discovery or existence of any such additional or different facts and that such releases shall not be subject to termination or rescission by reason of any such additional or different facts.

          9.3 Warranty of Non-Assignment. Borrower hereby represents and warrants that it has not previously assigned or transferred, or purported to assign or transfer, to any person or entity any of the claims, demands, grievances, liabilities, debts, accounts, obligations, costs, expenses, liens, rights, actions, or causes of action released by the terms of this Amendment.


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     10. Miscellaneous.

          10.1 Except as herein expressly amended, all terms, covenants and provisions of the Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to the Agreement shall henceforth refer to the Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Agreement. This Amendment is a Loan Document.

          10.2 This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          10.3 This Amendment shall be governed by and construed in accordance with the law of the State of California.

          10.4 This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Borrower shall bind the Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document.

     11. Governing Law, Submission to Jurisdiction, and Waiver of Jury Trial/Arbitration. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA AND IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.14 AND 9.15 OF THE AGREEMENT, RELATING TO SUBMISSION TO JURISDICTION AND WAIVER OF JURY TRIAL/ARBITRATION, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

This Amendment is executed as of the date stated at the beginning of this Amendment.


                                        BANK OF AMERICA, N.A. (formerly known
                                        as Bank of America National Trust and
                                        Savings Association)


                                        By     /s/ Ronald Parish
                                               ---------------------------------
                                        Title  Senior Vice President
                                               ---------------------------------


                                        U.S. HOME & GARDEN INC.


                                        By     /s/ Robert Kassel
                                               ---------------------------------
                                        Title  CEO
                                               ---------------------------------


                                        By     /s/ Robert Kassel
                                               ---------------------------------
                                        Title  CEO
                                               ---------------------------------


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


                           REAFFIRMATION OF GUARANTORS

     Each of the undersigned (each, a "Guarantor," and, collectively, the "Guarantors") acknowledges and agrees that such Guarantor has read and is familiar with, and consents to, all of the terms and conditions of the foregoing Eighth Amendment Agreement, dated as of September 26, 2001 (the "Amendment Agreement"). In light of the foregoing, each of the undersigned confirms and agrees that all of the terms and provisions of that certain Guaranty Agreement, dated as of October 13, 1998 (as amended or modified to the date hereof, the "Guaranty"), executed by it in connection with the Credit Agreement are ratified and reaffirmed, that the Guaranty shall continue in full force and effect.

     Although each Guarantor has been informed of the terms of the Amendment Agreement, each Guarantor understands and agrees that the Bank has no duty to so notify any Guarantor or to seek this or any future acknowledgement, consent, or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.


GUARANTORS:                             EASY GARDENER, INC.


                                        By     /s/  Robert Kassel
                                               --------------------------------
                                        Title: CEO
                                               --------------------------------


                                        WEATHERLY CONSUMER PRODUCTS GROUP, INC.


                                        By     /s/  Robert Kassel
                                               --------------------------------
                                        Title: CEO
                                               --------------------------------


                                        WEATHERLY CONSUMER PRODUCTS,  INC.


                                        By     /s/  Robert Kassel
                                               --------------------------------
                                        Title: CEO
                                               --------------------------------


                                        WEED WIZARD ACQUISITION CORP.


                                        By     /s/  Robert Kassel
                                               --------------------------------
                                        Title: CEO
                                               --------------------------------


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                                        GOLDEN WEST AGRI-PRODUCTS, INC.


                                        By     /s/  Robert Kassel
                                               --------------------------------
                                        Title: CEO
                                               --------------------------------


                                        AMPRO INDUSTRIES, INC.


                                        By     /s/  Robert Kassel
                                               --------------------------------
                                        Title: CEO
                                               --------------------------------


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